SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 4, 2006 (March 30, 2006)

JAKKS PACIFIC, INC.
(Exact Name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-28104 (Commission File Number)	95-4527222 (I.R.S. Employer Identification No.)

22619 Pacific Coast Highway Malibu, California (Address of principal executive offices)	90265 (Zip Code)

Registrant's telephone number, including area code: (310) 456-7799

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

JAKKS PACIFIC, INC.
INDEX TO FORM 8-K
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
APRIL 4, 2006

ITEMS IN FORM 8-K

Item 1.01.	Entry into a Material Definitive Agreement.

The employment agreements for Jack Friedman, our Chairman and Chief Executive Officer, and Stephen Berman, our President and Chief Operating Officer, provide, inter alia, that for each fiscal year between 2005 through 2010, their respective bonuses will depend on our achieving certain earnings per share growth targets, with such earnings per share growth targets to be determined annually by the Compensation Committee of our Board of Directors. This bonus will be paid in accordance with the terms and conditions of our 2002 Stock Award and Incentive Plan (the “Plan”). The criteria for their respective 2006 bonuses have been set by the Compensation Committee as follows:

The percentage set forth on the following table, which corresponds to the increase in our Adjusted EPS (as defined below) for 2006 over the Adjusted EPS during 2005, multiplied by their respective base salaries in 2006:

Adjusted EPS Growth	Bonus Equals % of Salary
< 20%	0%
20 - 22.999%	80%
23 - 26.499%	90%
26.5 - 27.3499%	100%
27.375 - 28.2499%	125%
28.25 - 29.12499%	150%
29.125 - 29.999%	175%
30 - 30.499%	200%
30.5 - 30.999%	210%
31 - 31.499%	220%
31.5 - 31.999%	230%
32 - 32.499%	240%
32.5 - 32.999%	250%
33 - 33.499%	260%
33.5 - 33.999%	270%
34 - 34.499%	280%
34.5 - 34.999%	290%
> 35%	300%

The term “Adjusted EPS” was defined by the Compensation Committee to mean the net income per share of our common stock, calculated on a fully-diluted basis as determined by our then current auditors in accordance with GAAP, applied on a basis consistent with past periods, as adjusted in the sole discretion of the Compensation Committee to take account of extraordinary or special items, or as otherwise may be permitted by the Plan, and such determination by the auditors, absent manifest error, as adjusted by the Compensation Committee, will be conclusive and binding upon us and the respective executive. The Compensation Committee also reserved the right to reduce the bonus targets and amounts in the exercise of its negative discretion.

The foregoing is only a summary of certain of the terms of our employment agreements with these named executives. For a complete description, copies of such agreements are annexed herein in their entirety as exhibits or are otherwise incorporated herein by reference.

Item 8.01.	Other Events.

(a)	Convertible Notes

In June 2003, we sold an aggregate of $98.0 million of 4.625% convertible senior notes due June 15, 2023. Pursuant to the terms of the notes, beginning with the second quarter of 2006 holders have the right to surrender any of their notes for conversion into our common stock, because during the first quarter of 2006, the closing sale price of our common stock for at least 20 trading days in the 30 trading day period ending on the last day of such quarter exceeded 120% of the accreted conversion price of the notes (or $24.00). The notes may be converted at a rate of 50.0 shares of common stock per note into an aggregate of 4.9 million shares.

Any conversion of notes to shares of our common stock will have no impact on our diluted earnings per share, as we have been including such shares in our diluted share count since fiscal 2004.

To convert a note into shares of common stock, a holder must (1) complete and manually sign a conversion notice and deliver the conversion notice to the conversion agent, (2) surrender the note to the conversion agent, (3) if required by the conversion agent, furnish appropriate endorsements and transfer documents and (4) if required, pay all transfer or similar taxes, all as more particularly described in the notes, a form of which is annexed hereto as an exhibit and incorporated herein by reference.

(b)	Litigation

On March 31, 2006, we announced in a press release that the U.S. District Court for the Southern District of New York dismissed two of the three substantive federal claims brought against us by WWE in the WWE Action. A copy of the release is annexed hereto as an exhibit and is incorporated herein by reference.

(c)	Executive Trading Plans

Stephen Berman

On March 30, 2006, Stephen Berman, our President and Chief Operating Officer, entered into a trading plan intended to comply with Rule 10b5-1 of the Exchange Act. Mr. Berman’s trading plan provides for the sale of up to 150,000 shares of our common stock, which sales will not commence until shortly after the public announcement of our financial results for the quarter ending September 30, 2006. The sales under Mr. Berman’s plan are intended to span between two and three months after the initial sale thereunder.

Jack Friedman

On April 3, 2006, Jack Friedman, our Chairman and Chief Executive Officer, entered into a trading plan intended to comply with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Friedman’s trading plan provides for the sale of up to 200,000 shares of our common stock, which sales will not commence until shortly after the public announcement of our financial results for the quarter ending September 30, 2006. The sales under Mr. Friedman’s plan are intended to span between two and three months after the initial sale thereunder.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

4.1	Form of certificate evidencing shares of common stock(1)

4.2	Indenture, dated as of June 9, 2003, by and between the Registrant and Wells Fargo Bank(2)

4.3	Form of 4.625% Convertible Senior Note(2)

10.1	Amended and Restated Employment Agreement between the Company and Jack Friedman, dated as of March 26, 2003(3)

10.2	Amended and Restated Employment Agreement between the Company and Stephen G. Berman dated as of March 26, 2003(3)

99.1*	March 31, 2006 Press Release
__________________

* Filed herewith

(1)	Filed on May 1, 1996 as an exhibit to the Company’s Registration Statement on Form SB-2 (Reg. No. 333-2048-LA), and incorporated herein by reference.

(2)	Filed on August 14, 2003 as an exhibit to the Company’s Quarterly Report on Form 10-Q for its fiscal quarter ended June 30, 2003, and incorporated herein by reference.

(3)	Filed on March 31, 2003 as an exhibit to the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2002, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAKKS PACIFIC, INC.

Dated: April 4, 2006	By:	/s/ Jack Friedman
Jack Friedman
Chairman and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

4.1	Form of certificate evidencing shares of common stock(1)

4.2	Indenture, dated as of June 9, 2003, by and between the Registrant and Wells Fargo Bank(2)

4.3	Form of 4.625% Convertible Senior Note(2)

10.1	Amended and Restated Employment Agreement between the Company and Jack Friedman, dated as of March 26, 2003(3)

10.2	Amended and Restated Employment Agreement between the Company and Stephen G. Berman dated as of March 26, 2003(3)

99.1*	March 31, 2006 Press Release
__________________

* Filed herewith

(1)	Filed on May 1, 1996 as an exhibit to the Company’s Registration Statement on Form SB-2 (Reg. No. 333-2048-LA), and incorporated herein by reference.

(2)	Filed on August 14, 2003 as an exhibit to the Company’s Quarterly Report on Form 10-Q for its fiscal quarter ended June 30, 2003, and incorporated herein by reference.

(3)	Filed on March 31, 2003 as an exhibit to the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2002, and incorporated herein by reference.